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Filed pursuant to Rule 497
File No. 333-184407

FS ENERGY AND POWER FUND

Supplement dated February 25, 2015
to
Prospectus dated April 30, 2014

        This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of FS Energy and Power Fund dated April 30, 2014, as previously supplemented and amended (as so supplemented and amended, the "Prospectus").

        You should carefully consider the "Risk Factors" beginning on page 36 of the Prospectus before you decide to invest in our common shares.

 Increase in Public Offering Price

        On February 24, 2015, we increased our public offering price from $9.65 per share to $9.70 per share. This increase in the public offering price was effective as of our February 25, 2015 weekly closing and first applied to subscriptions received from February 18, 2015 through February 24, 2015. In accordance with our previously disclosed share pricing policy, the new net offering price per share is not more than 2.5% greater than our net asset value per share as of February 24, 2015.

Change of Address

        Effective as of February 17, 2015, we and our affiliates, FS Investment Advisor, LLC and FS2 Capital Partners, LLC, have moved to a new address. Accordingly, all references in the Prospectus to "Cira Centre, 2929 Arch Street, Suite 675, Philadelphia, Pennsylvania 19104" are hereby replaced with "201 Rouse Boulevard, Philadelphia, Pennsylvania 19112."

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Increase in Public Offering Price
Change of Address